INCOME TAXES	12 Months Ended
Dec. 31, 2012
Income Tax Disclosure [Abstract]
INCOME TAXES

NOTE 16 - INCOME TAXES

The Company accounts for income taxes under ASC Topic 740: Income Taxes which requires the recognition of deferred tax assets and liabilities for both the expected impact of differences between the financial statements and the tax basis of assets and liabilities, and for the expected future tax benefit to be derived from tax losses and tax credit carryforwards.  ASC Topic 740 additionally requires the establishment of a valuation allowance to reflect the likelihood of realization of deferred tax assets. The Company has a net operating loss carryforward for tax purposes totaling approximately $19.7 million at December 31, 2012, expiring through the year 2032. Internal Revenue Code Section 382 places a limitation on the amount of taxable income that can be offset by carryforwards after certain ownership shifts.

The table below summarizes the differences between the Company’s effective tax rate and the statutory federal rate as follows for the year ended December 31, 2012 and 2011:

	December 31, 2012	December 31, 2011
Tax benefit computed at "expected" statutory rate	$(16,695,036)	$(8,349,698)
State income taxes, net of benefit	-	-
Permanent differences :
Stock based compensation and consulting	240,786	520,660
Derivative expense	-	896,000
Loss (gain) from change in fair value of derivative liability	494,700	(579,564)
Amortization of debt discount, deferred financing cost, and other non-cash interest	3,768,000	883,400
Stock based settlement expense	1,660,300	1,618,900
Loss on extinguishment of debts	1,621,700	-
Other	55,334	3,050
Increase in valuation allowance	8,854,216	5,007,252
Net income tax benefit	$-	$-

The table below summarizes the differences between the Company’s effective tax rate and the statutory federal rate as follows for the year ended December 31, 2012 and 2011:

	December 31, 2012	December 31, 2011

Computed "expected" tax expense (benefit)	(34.0)%	(34.0)%
State income taxes	(0)%	(0.0)%
Permanent differences	15.5%	13.6%
Change in valuation allowance	18.5%	20.4%

Effective tax rate	0.0%	0.0%

The Company has a deferred tax asset which is summarized as follows at December 31, 2012 and 2011:

Deferred tax assets:
	December 31, 2012	December 31, 2011
Net operating loss carryover	$6,694,996	$4,430,250
Stock based compensation	6,940,860	993,620
Stock held for sale	(1,131,290)	-
Depreciable and depletable assets	1,145,470	(181,985)
Mining explorations	836,910	392,925
Capital loss carryforward	271,490	271,490
Other	(228,780)	(230,860)

Less: valuation allowance	(14,529,656)	(5,675,440)

Net deferred tax asset	$-	$-

After consideration of all the evidence, both positive and negative, management has recorded a full valuation allowance at December 31, 2012, due to the uncertainty of realizing the deferred income tax assets. The valuation allowance was increased by approximately $8.9 million.